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                                  EXHIBIT 10.18

                           NETWORK GENERAL CORPORATION

                        1989 EMPLOYEE STOCK PURCHASE PLAN

                           (As Amended August 9, 1996)

     1. PURPOSE. The Network General Corporation 1989 Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of Network General Corporation, a Delaware corporation ("Network General"), and any current or future parent or subsidiary corporations of Network General which the Board of Directors of Network General (the "Board") determines should be included in the Plan (collectively referred to as the "Company"), with an opportunity to acquire a proprietary interest in the Company by the purchase of the common stock of Network General. (Network General and any parent or subsidiary corporation designated by the Board as a participating corporation shall be individually referred to herein as a "Participating Company." For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended. (the "Code").)

     It is intended that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

     An employee participating in the Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions (if any) therein at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "Purchase Right") which may or may not be exercised at the end of an Offering Period and which is intended to qualify as an option described in section 423 of the Code.

     2. ADMINISTRATION. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. The Board shall have the sole and absolute discretion to determine from time to time what parent corporations and/or subsidiary corporations shall be Participating Companies. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

     3. SHARE RESERVE. The maximum number of shares which may be issued under the Plan shall be 1,500,000 shares of Network General's authorized but unissued common stock or

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treasury shares of common stock (the "Shares").  In the event that any
Purchase Right for any reason expires or is cancelled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

     4. ELIGIBILITY. Any employee of a Participating Company is eligible to participate in the Plan except the following:

          (a) employees who have not completed one (1) month of continuous employment with the Company as of the commencement of an Offering Period;

          (b) employees who are customarily employed by the Company for less than twenty (20) hours a week;

          (c)     employees whose customary employment is for not more than five
(5) months in any calendar year; and

          (d) employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code.

     5.   OFFERING DATES.

          (a) OFFERING PERIODS. Except as otherwise set forth below, the Plan shall be implemented by sequential offerings (individually an "Offering") of six (6) months duration (an "Offering Period"). Prior to August 1, 1992, an Offering Period shall commence on the first day of January and end on the last day of June of the same year. An Offering Period shall also commence on the first day of July of each year and end on the last day of December of the same year. The first Offering Period shall commence on the effective date of a registration statement on Form S-1 under the Securities Act of 1933, as amended, which covers the common stock of Network General, whether or not such registration statement covers some or all of the Shares issuable under the Plan. Effective as of August 1, 1992 and in lieu of the foregoing, an Offering Period shall commence on the first day of February of each year and end on the last day of July of the same year. An Offering Period shall also commence on the first day of August of each year and end on the last day of January of the succeeding year. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. The first day of an Offering Period shall be the "Offering Date" for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

          (b) GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall

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be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted on the Offering Date of either of the Plan's first Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

     6.   PARTICIPATION IN THE PLAN.

          (a) INITIAL PARTICIPATION. An eligible employee shall become a participant in the Plan (a "Participant") on the first Offering Date after satisfying the eligibility requirements and delivering to the Company not later than the close of business on the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such eligible employee subsequently enrolls in the Plan by complying with the provisions of paragraph 4 and by filing a subscription agreement with the Company on or before the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

          (b) CONTINUED PARTICIPATION. Participation in the Plan shall continue until (i) the Participant ceases to be eligible as provided in paragraph 4, (ii) the Participant withdraws from the Plan pursuant to paragraph 11, or (iii) the Participant terminates employment as provided in paragraph 12. At the end of an Offering Period, each Participant in such terminating Offering Period shall automatically participate in the first subsequent Offering Period according to the same elections contained in the Participant's subscription agreement effective for the Offering Period which has just ended, provided such Participant is still eligible to participate in the Plan as provided in paragraph 4. However, a Participant may file a subscription agreement with respect to such subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

     7. RIGHT TO PURCHASE SHARES. During an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase five thousand (5,000) Shares.

     8. PURCHASE PRICE. The purchase price at which Shares may be acquired at the end of an Offering pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be set by the Board; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period, or (b) the fair market value of the Shares at the time

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of exercise of all or any portion of the Purchase Right.  Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of
(a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares at the time of exercise of all or any portion of the Purchase Right. The fair market value of the Shares on the Offering Date or on the date of exercise will be the closing price quoted on the National Association of Securities Dealers Automated Quotation System on such date; however the fair market value of the Shares on the first Offering Date will be the offering price for the common stock of Network General as registered on the Form S-1 filed with the Securities and Exchange Commission.

     9. PAYMENT OF PURCHASE PRICE. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right for a given Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering shall include all amounts paid in cash and includable as "wages" subject to tax under section 3101(a) of the Code without applying the dollar limitation of section 3121(a) of the Code. Accordingly, Compensation shall include, without limitation, salaries, commissions, bonuses, overtime, and salary deferrals under section 401(k) of the Code. Notwithstanding the foregoing, Compensation shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan. Except as set forth below. the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

          (a) ELECTION TO DECREASE WITHHOLDING. During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the Change Notice Date. The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant may not elect to increase the amount withheld from the Participant's Compensation during an Offering Period.

          (b) LIMITATIONS ON PAYROLL WITHHOLDING. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall not exceed ten percent (10%) of the Participant's Compensation for such pay period. Amounts shall be withheld in whole percentages only and shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

          (c) PAYROLL WITHHOLDING. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

          (d) PARTICIPANT ACCOUNTS. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

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          (e)     NO INTEREST PAID.  Interest shall not be paid on sums withheld from a Participant's Compensation.

          (f) EXERCISE OF PURCHASE RIGHT. On the last day of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such last day shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Offering Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant's Purchase Right. No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of such exercise.

          (g) RETURN OF CASH BALANCE. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practical after the last day of the Offering Period. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Offering Period.

          (h) WITHHOLDING. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares. The Company may, but shall not be obligated to, withhold from the Participant's Compensation the amount necessary to meet such withholding obligations.

          (i) COMPANY ESTABLISHED PROCEDURES. The Company may, from time to time, establish (i) a minimum required withholding amount for participation in any Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, and/or (v) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and section 423 of the Code.

          (j) EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

     10.          LIMITATIONS ON PURCHASE OF SHARES; RIGHTS AS A STOCKHOLDER.

          (a) FAIR MARKET VALUE LIMITATION. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (and any other employee stock purchase plan sponsored by Network General or a parent or subsidiary corporation of Network General) at a rate which exceeds $25,000 in fair market value, determined as of the

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Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (and any other employee stock purchase plan sponsored by Network General or a parent or subsidiary corporation of Network General).

          (b) ALLOCATION OF SHARES. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

          (c) RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

     11.  WITHDRAWAL.

          (a) WITHDRAWAL FROM AN OFFERING. A Participant may withdraw from an Offering by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company at any time prior to the end of an Offering Period. Unless otherwise indicated by the Participant, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in an Offering upon withdrawal from such Offering. The Company may, from time to time, impose a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

          (b) WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraph 6. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

          (c) LIMITATION FOLLOWING CESSATION OF PARTICIPATION BY CERTAIN EMPLOYEES. Notwithstanding any provision herein to the contrary, an employee shall be prohibited from again participating in the Plan for at least six months after the date on which such employee is deemed to "cease participation" in the Plan (as defined below) if such employee is:

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                  (1)  an officer or director of Network General subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                  (2) deemed to have "ceased participation" in the Plan within the meaning of Rule 16b-3, promulgated under the Exchange Act, as amended from time to time or any successor rule or regulation ("Rule 16b-3") as a consequence of such employee's election to (i) withdraw from an Offering pursuant to paragraph 11(a) above, (ii) withdraw from the Plan pursuant to paragraph 11(b) above, or (iii) stop or decrease to a nominal level the amount withheld from such employee's Compensation pursuant to paragraph 9(a) above.

          (d) WAIVER OF WITHDRAWAL RIGHT. The Company may, from time to time, establish a procedure pursuant to which a Participant may elect (an "Irrevocable Election"), at least six (6) months prior to the last day of an Offering Period, to have all payroll deductions accumulated in such Participant's Plan account as of such date applied to purchase shares under the Plan, and (1) to waive such Participant's right to withdraw from the Offering or the Plan and (2) to waive such Participant's right to increase, decrease, or cease payroll deductions under the Plan from such Participant's Compensation during the Offering Period ending on such date. An Irrevocable Election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the last day of the Offering Period for which such election is to be first effective.

     12. TERMINATION OF EMPLOYMENT. Termination of a Participant's employment with the Company on account of either death or disability shall terminate the Participant's participation in the Plan at the end of the Offering Period in which the Participant's death or disability occurs.

     Termination of a Participant's employment with the Company for any reason other than death or disability, including the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan at the end of thirty (30) days after such termination of employment. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6.

     In the event of termination of a Participant's employment on account of the Participant's death, the Participant's legal representative shall have the right to withdraw from the Plan according to the terms of paragraph 11 prior to the time the deceased Participant's participation in the Plan terminates.

     13. REPAYMENT OF PAYROLL DEDUCTIONS. In the event a Participant's interest in the Plan or any Offering therein is terminated for any reason, the balance held in the Participant's account shall be returned as soon as practicable after such termination to the Participant (or, in the case of the Participant's death, to the Participant's legal representative) and all of the Participant's rights under the Plan shall terminate. Such account balance may not be applied to any other Offering under the Plan. No interest shall be paid on sums returned to a Participant pursuant to this paragraph 13.

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     14.  TRANSFER OF CONTROL.  A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this paragraph 14, the "Control Company" shall mean Network General.

          (a) the direct or indirect sale or exchange by the stockholders of the Control Company of all or substantially all of the stock of the Control Company where the stockholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

          (b) a merger in which the stockholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

          (c) the sale, exchange, or transfer of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one
(1) or more corporations where the stockholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that Purchase Rights granted under the Plan shall be fully exercisable to the extent of each Participant's account balance for the Offering Period as of a date prior to the Transfer of Control, as the Board so determines, or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation assume the Company's rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

     15. CAPITAL CHANGES. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger, sale or other reorganization, appropriate adjustments shall be made by the Company in the Plan's share reserve, the number of Shares subject to a Purchase Right and in the purchase price per share.

     16. NON-TRANSFERABILITY. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

     17. REPORTS. Each Participant who exercised all or part of the Participant's Purchase Right for an Offering Period shall receive as soon as practicable after the last day of such Offering Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g), if any.

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     18.  PLAN TERM.  This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

     19. RESTRICTION ON ISSUANCE OF SHARES. The issuance of shares pursuant to the Purchase Right shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of the Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

     20. LEGENDS. The Company may at any time place legends or other identifying symbols referencing any applicable federal and/or state securities restrictions and any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

          (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b) Any legend required to be placed thereon by the California Commissioner of Corporations.

     21. NOTIFICATION OF SALE OF SHARES. The Company may require the participant to give the Company prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing

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shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

     22. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previously granted under the Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code).
In addition, an amendment to the Plan must be approved by the stockholders of the Company, within the meaning of section 423 of the Code, within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as a corporation the employees of which are eligible to participate in the Plan. Furthermore, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Network General Corporation 1989 Employee Stock Purchase Plan was duly amended by the Board of Directors on the 9th day of August, 1996.



                                                         -----------------------

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                           NETWORK GENERAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

__     Original Application
__     Change in Percentage of Payroll Deductions

       I hereby elect to participate in the 1989 Employee Stock Purchase Plan (the "Stock Purchase Plan") of Network General Corporation (the "Company") and subscribe to purchase shares of the Company's common stock as determined in accordance with the terms of the Stock Purchase Plan.

     I hereby authorize payroll deductions in the amount of $____________ or ___________ percent of my compensation (fill in one only) from each paycheck throughout the "Offering Period" (as defined in the Stock Purchase Plan) in accordance with the terms of the Stock Purchase Plan. (I understand that the amount deducted each pay period cannot be more than 10% of my compensation.) I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on the last day of the Offering Period unless I withdraw from the Stock Purchase Plan or from the Offering by giving written notice to the Company or unless I terminate employment.

     I further understand that I will automatically participate in each subsequent Offering under the Plan and have the same percentage of my compensation withheld as I have designated in this agreement until such time as I file with the Company a notice of withdrawal from the Stock Purchase Plan on such form as may be established from time to time by the Company or I terminate employment.

     Shares purchased for me under the Stock Purchase Plan should be issued in the name set forth below. I understand that Shares may be issued either in my name alone or together with my spouse as community property or in joint tenancy.)

     NAME:
              ----------------------------------------------

     ADDRESS: ----------------------------------------------

              ----------------------------------------------

              ----------------------------------------------


     MY SOCIAL SECURITY NUMBER:
                               -----------------------------


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

     I am familiar with the terms and provisions of the Stock Purchase Plan and hereby agree to participate in the Stock Purchase Plan subject to all of the terms and provisions thereof. I understand that the Board reserves the right to amend the Stock Purchase Plan and my right to purchase stock under the Stock Purchase Plan as may be necessary to qualify the Plan as an employee stock purchase plan as defined in section 423 of the Internal Revenue Code of 1986, as amended. I understand that the effectiveness of this subscription agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.


Date:                                Signature:
      --------------------------                ---------------------------

                           NETWORK GENERAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

     I hereby elect to withdraw from the current offering (the "Offering") of the common stock of Network General Corporation (the "Company") under the Network General Corporation 1989 Employee Stock Purchase Plan (the "Stock Purchase Plan"), and hereby request that all payroll deductions credited to my account under the Stock Purchase Plan with respect to the Offering (if any), and not previously used to purchase shares of common stock of the Company under the Stock Purchase Plan, be paid to me as soon as is practical. I understand that this Notice of Withdrawal automatically terminates my interest in the Offering.

     As to participation in future offerings of stock under the Stock Purchase Plan, I elect as follows:

         __ I elect to participate in future offerings under the Stock Purchase Plan.

     I understand that by making the election set forth above I shall participate in all sequential offerings under the Stock Purchase Plan commencing subsequent to the Offering until such time as I elect to withdraw from the Stock Purchase Plan or any such subsequent offering. (However, if I am subject to Section 16 of the Securities Exchange Act of 1934, I understand that I may be prohibited from again participating in future Offerings for at least six months from the date of my withdrawal. See applicable provisions of the Plan.)

         __ I elect NOT to participate in future offerings under the Stock Purchase Plan.

     I understand that by making the election set forth above I terminate my interest in the Stock Purchase Plan and that no further payroll deductions will be made unless I elect in accordance with the Stock Purchase Plan to become a participant in another offering under the Stock Purchase Plan.

     I understand that if no election is made as to participation in future offerings under the Stock Purchase Plan, I will be deemed to have elected to participate in such future offerings.


Date:                                  Signature:
     --------------------------                   -------------------------

                           NETWORK GENERAL CORPORATION
                        1989 EMPLOYEE STOCK PURCHASE PLAN
                         IRREVOCABLE ELECTION BY OFFICER



     I, _______________________________, am a participant in the Network General Corporation 1989 Employee Stock Purchase Plan (the "Plan"). In order to exempt my future purchase(s) of common stock under the Plan from the "short-swing" profit recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), I declare as follows:

     1.   TERM.

          (a) The Term of this Election (the "Term") will commence either immediately or on the first day of the offering period under the Plan beginning on or after the date of this Election and ending at least six (6) months after the date of this Election, as indicated below. The Term will end six (6) months after the date on which I deliver to the Company a written revocation of this Election on a form approved by the Company.

     Check one:

     _____     The Term will commence on the first day of the offering period beginning:

          -----------------------------
               (Enter Date)

     _____     The Term will commence immediately.


          (b) I understand that any purchase I make under the Plan less than six (6) months after the date of this Election or at any other time that this Election is not in force may not be exempt from Section 16(b) of the Exchange Act. I understand that any such purchase will be exempt from Section 16(b) only if I hold the shares I acquire in such purchase for at least six months after the date of purchase.

     2. ELECTION. I IRREVOCABLY ELECT, for the duration of the Term, to have all payroll deductions accumulated in my account under the Plan as of each purchase date applied to purchase whole shares of common stock in accordance with the terms of the Plan and my current subscription agreement. Furthermore, I waive any and all rights I may have under the Plan or my subscription agreement to increase or decrease the rate of payroll deductions set forth in my current subscription agreement, to voluntarily cease such payroll deductions, or to withdraw from the Plan or any offering period under the Plan.


     3. INDEMNIFICATION. The Company will not be required to carry out any instruction I may give to the Company, purporting to be effective at any time during the Term, which is

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

contrary to this Election. Notwithstanding the foregoing, the Company shall have no liability to me, and I hereby agree to indemnify and hold the Company harmless with respect to, any consequence arising from the Company's compliance with any instruction that I may give, including, without limitation, any cost, liability or penalty I may incur pursuant to any federal or state income tax or securities law or regulation.

Date:



------------------------------------
          (Signature)

                           NETWORK GENERAL CORPORATION
                        1989 EMPLOYEE STOCK PURCHASE PLAN
                                  REVOCATION OF
                               ELECTION BY OFFICER


     I, _________________________________________ hereby revoke my Election, dated _____________________ 199____, with respect to my participation in the Network General Corporation 1989 Employee Stock Purchase Plan. I understand that this Revocation will become effective six (6) months after the date on which this Revocation is delivered to the authorized representative of the Company.




Date:
       ------------------------------



-------------------------------------
          (Signature)





RECEIVED BY:

                                   NETWORK GENERAL CORPORATION
                                   AUTHORIZED REPRESENTATIVE



Date:
     --------------------------    -------------------------------
                                   (Signature)


                                   -------------------------------
                                   (Name Printed)

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